SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                     MONTHLY PERIOD ENDING OCTOBER 31, 1997
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1996-A


             1.   The aggregate amount of the Investor
                  Percentage of Collections
                  of Principal Receivables.....................$   67,124,880.53
                                                                ----------------

             2.   The aggregate amount of the Investor
                  Percentage of Collections
                  of Finance Charge Receivables
                  (excluding Interchange)......................$    8,398,520.82
                                                                ----------------

             3.   The aggregate amount of the Investor
                  Percentage of Interchange....................$      617,498.14
                                                                ----------------

             4.   The aggregate amount of Servicer Interchange.$      416,666.67
                                                                ----------------

             5.   The aggregate amount of funds on deposit
                  in Finance Charge Account allocable to
                  the Series 1996-A Certificates.............. $    8,599,352.29
                                                                ----------------

             6.   The aggregate amount of funds on deposit
                  in the Principal Account allocable to the
                  Series 1996-A  Certificates..................$   67,124,880.53
                                                                ----------------

             7.   The aggregate amount of funds on deposit
                  in the Principal Funding Account allocable
                  to the Series 1996-A Certificates............$            0.00
                                                                ----------------

             8.   The aggregate amount to be withdrawn
                  from the Finance Charge Account and
                  paid in accordance with the Loan Agreement
                  pursuant to Section 4.11.....................$            0.00
                                                                ----------------

             9.   The excess, if any, of the Required
                  Collateral Interest over
                  the Collateral Interest......................$            0.00
                                                                ----------------

            10.   The Collateral Interest on the Transfer
                  Date of the current calendar month, after
                  giving effect to the deposits and
                  withdrawals specified above, is equal to.....$   40,000,000.00
                                                                ----------------

            11.   The amount of Monthly Interest, Deficiency
                  Amounts and Additional Interest payable to
                  the
                  (i)     Class A Certificateholders...........$    2,255,240.63
                                                                ----------------


                  (ii)    Class B Certificateholders...........$      176,217.71
                                                                ----------------

                  (iii)   Collateral Interest Holder...........$      220,916.67
                                                                ----------------

            12.   The amount of principal payable to the
                  (i)     Class A Certificateholders...........$            0.00
                                                                ----------------

                  (ii)    Class B Certificateholders...........$            0.00
                                                                ----------------

                  (iii)   Collateral Interest Holder...........$            0.00
                                                                ----------------

            13.   The sum of all amounts payable to the
                  (i)     Class A Certificateholders...........$    2,255,240.63
                                                                ----------------

                  (ii)    Class B Certificateholders ..........$      176,217.71
                                                                ----------------

                  (iii)   Collateral Interest Holder...........$      220,916.67
                                                                ----------------

            14. To the knowledge of the undersigned, no Series 1996-A Pay Out Event or Trust
                  Pay Out  Event  has occurred except as
                  described below:

                                    None



                         IN WITNESS WHEREOF, the undersigned has duly executed
                and delivered this Certificate this 12th day of NOVEMBER, 1997.
                                                    ----        --------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer


                                     By:  /s/ MARGARET A. SPRUDE
                                          --------------------------------------
                                          Name:  Margaret A. Sprude
                                          Title: SVP & Chief Financial Officer